Exhibit 99.1

Lehman Brothers
Fixed Income Energy Conference

Safe Harbor
This presentation and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.

Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service areas; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s natural gas distribution businesses; new legislation and government regulations and proceedings involving or impacting Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other business or investment that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations - such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s or any of its subsidiaries’ debt security ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any asset.

Contact:
Southern Union Company
Jack Walsh, 800-321-7423
jack.walsh@southernunionco.com

Management Team
Julie Edwards
Senior Vice President & CFO
Rob Bond
Senior Vice President - Pipeline Operations
Jack Walsh
Director of Investor Relations

Southern Union’s Transformation

Background - The Early Years

Southern Union Milestones

SUG Today
•  Equity listed on the New York Stock Exchange (NYSE:SUG)
•  Equity market capitalization over $2.7 billion
•  Enterprise value over $5.4 billion
•  Total assets over $5.6 billion
•  Investment grade credit ratings - recently affirmed
–  BBB - Standard & Poor's
–  Baa3 - Moody’s Investor Services
–  BBB - Fitch Ratings

Business Segments
•  Transportation and Storage
–  Panhandle Energy
•  Panhandle Eastern Pipe Line
•  Trunkline Gas Company
•  Sea Robin Pipeline
•  Trunkline LNG
•  Southwest Gas Storage
–  CrossCountry Energy (50% equity interest)
•  Transwestern Pipeline (100%)
•  Florida Gas Transmission (50%)

Business Segments (continued)
•  Distribution
–  Missouri Gas Energy
–  New England Gas Company
–  PG Energy
•  Gas Services
–  Sid Richardson Energy Services

Our Widespread Asset Base

Distribution Assets
•  Headquartered in Kansas City, MO
•  Serves approximately 500,000 customers
•  Serves 34 counties throughout MO
•  Regulated by the Missouri PSC

Pipeline Assets
•	Panhandle Eastern Pipe Line (PEPL)
–	6,500 mile, 4-line system
–	2.8 Bcf/d capacity
•	Trunkline Gas (TGC)
–	3,500 mile, 2-line system
–	1.5 Bcf/d capacity
•	Sea Robin
–	450 mile offshore system
–	1.0 Bcf/d capacity

Trunkline LNG Company
•  One of North America’s largest operating facilities
•  Fully contracted with high credit quality counterparty—
BG Group—until 2023
•  1.2 Bcf/d baseload sendout
•  6.3 Bcf storage
•  Two phase expansion underway to triple send out capacity to 1.8 Bcf/d
•  Storage being expanded to 9 Bcf

Strategic Overview

Our Strategy to Drive Value
•  Efficiently manage existing assets
•  Use free cash flow to fund growth and optimize capitalization
•  Continue to integrate business units
•  Evaluate structural/strategic opportunities
„  Sid Richardson Energy Services

The Sid Richardson Acquisition
•  On March 1, 2006, SUG closed the acquisition of 100% of the G.P. & L.P. interests in Sid Richardson Energy Services Co. / Richardson Energy Marketing
•  Purchase price: $1.6 billion; 7.3x 2006E EBITDA
•  SUG closed using interim financing, which we intend to replace with appropriate permanent financing within the calendar year
•  Sid Richardson to operate as Southern Union Gas Services

System Map and Asset Detail
Pipelines
Total Miles   4,646
Producer Delivery Points 1,758
Current Throughput 536 Bbtu/d (1)
Field Compression HP  103,600/57,000
Gas Processing Plants
(Total/Active)
Number of Plants  5/4
Processing Capacity (2)  470/412 MMcfd
Processing Throughput  361 MMcfd
Field Compression HP 127,520/82,000
Treating Plants (3)
(Total/Active)
Number of Plants  8/6
Treating Capacity 765/710 MMcfd
Treating Throughput 468 MMcfd
Compression HP (4)  11,600/6,600

Sid Richardson Overview
•	Sid Rich is a leading provider of gas gathering and processing services in the SE New Mexico and West Texas areas of the Permian Basin
•	Led by long-standing, experienced management team that will stay with the asset
•	High quality asset base anchored by fully integrated pipeline system
•	Strategically located throughout 16 counties surrounding one of Texas’ major natural gas producing regions

Sid Richardson Overview (continued)
•	Richardson Energy Marketing Services is a self-supporting marketing company providing gas control functions to ensure optimal value is realized for residual gas and NGL production
–	Specifically for marketing and sales operations, not speculative trading
•	Attractive downstream markets include:
–	Residue gas: (1) California, Mid-con, Texas
–	NGLs: (2) Mont Belvieu

Lower Risk Profile than Other Midstream Businesses
•	Large geographic footprint with strategic location throughout the prolific, long-lived Permian Basin
•	Low risk portfolio of producer contracts
•	Fully integrated midstream system allowing maximum flexibility and utilization of capacity to take advantage of pricing point differentials
•	Access to attractive downstream markets through direct interconnections to all Permian / WAHA interstate and intrastate pipelines
•	Experienced field personnel and strong, commercially oriented management team focused on asset integrity and efficient, safe operations

Strong Contract Mix
•	Sid Richardson’s contract mix helps reduce fluctuations in cash flows associated with volatile commodity prices
•	Focused contract mix with POP/Fee Based representing over 96% of contracts
–	Fee-based represents no commodity price exposure
–	Percent-of-proceeds results in long gas/long liquids position
–	Minimal exposure to keep-whole contracts (short gas/long liquids position)

Mitigated Contract Risk

Hedging Strategy
•	SUG has puts in place to limit downside and reduce exposure to commodity price risk
–	$11 floor for 2006 on 85% of volumes
–	$10 floor for 2007 on 50% of volumes
•	We will continue to layer in price protection as gas markets develop
•	We can hedge appropriately on Waha natural gas due to fixed recovery contract structure; eliminates exposure to NGL’s and to basis risk

Long-Lived Reserves

Financing Plan and Balance Sheet Improvements
•	SUG is committed to financing the acquisition in a manner that allows the Company to maintain its investment grade ratings
•	SUG will temporarily finance the purchase price with a $1.6 billion 364-Day Bridge Term Loan facility at Southern Union
•	Permanent financing plan expected to include:
–	Sale of LDC assets (PA & RI properties)
•	$1.1 billion approximate net proceeds
•	Expect advantageous tax treatment
–	Combination of debt, equity or equity linked securities for the remainder of the net purchase price
•	Other balance sheet improvements include the $125 million conversion of equity units to common stock in August 2006
•	Free cash flow from acquired assets will be used for further debt reduction and provide balance sheet and credit metrics improvement
•	Consolidated credit metrics will remain consistent with investment grade parameters

Growth Projects

Opportunities for Growth

Projects in Process

Projects Under Negotiation

Financial Information

EPS Growth Profile

Segment Operating Income

Respect for the Balance Sheet
…and improved our balance sheet.

Dividend Policy
•  Recently, SUG’s Board approved a modest cash dividend of $.40 per share beginning Q1 2006 ($45 mm annual cash cost)
•  This will replace the 5% stock dividend previously issued
•  Having a cash yield gains access to a broader base of investors
•  The decision reflects continued confidence in the cash flows and earnings of SUG